SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 20, 2000

                       THE PEOPLES BANCTRUST COMPANY, INC.
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               (Exact name of Registrant as Specified in Charter)


             Alabama                    0-13653                63-0896239
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  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
        of Incorporation)             File Number)        Identification No.)


                     310 Broad Street, Selma, Alabama 36701
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                    (Address of Principal Executive Offices)

                                 (334) 875-1000
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
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         On December 20, 2000, the Registrant  announced that it was negotiating a definitive agreement for the combination of the Registrant and South Alabama Bancorporation, Inc. ("South Alabama") to be structured as a merger of equals. Under the proposed exchange, South Alabama's shareholders would own 56% and the Registrant's shareholders would own 44% of the surviving corporation.

         Further information is set forth in a press release dated December 20, 2000, attached as Exhibit 99.1 and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         Exhibit 99.1 Press Release dated December 20, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      THE PEOPLES BANCTRUST COMPANY, INC.



DATE:  December 21, 2000              By:     /s/   Richard P. Morthland
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                                              Richard P. Morthland
                                              Chairman of the Board and
                                              Chief Executive Officer